SUBJECT TO REVISION
SERIES TERM SHEET DATED September 15, 2000

                                 Approximately
                                  $334,220,000
                            NovaStar Mortgage, Inc.

       NovaStar Home Equity Loan Asset-Backed Certificates, Series 2000-2

                                   DISCLAIMER

Attached is a preliminary Series Term Sheet describing the structure, collateral pool and certain aspects of the NovaStar Home Equity Loan Asset-Backed Certificates, Series 2000-2. The Series Term Sheet has been prepared by NovaStar Mortgage, Inc. for informational purposes only and is subject to modification or change. The information and assumptions contained therein are preliminary and will be superseded by a prospectus supplement and by any other additional information subsequently filed with the Securities and Exchange Commission or incorporated by reference in the Registration Statement.

First Union Securities, Inc. does not make any representation as to the accuracy or completeness of any of the information set forth in the attached Series Term Sheet. This cover sheet is not part of the Series Term Sheet.

A Registration Statement (including a base prospectus) relating to the Asset-Backed Certificates has been filed with the Securities and Exchange Commission. The final Prospectus Supplement relating to the securities will be filed after the securities have been priced and all of the terms and information are finalized. This communication is not an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Interested persons are referred to the final Prospectus and Prospectus Supplement to which the securities relate. Any investment decision should be based only upon the information in the final Prospectus and Prospectus Supplement as of their publication dates.

                                     [LOGO]

                          FIRST UNION SECURITIES, INC.

--------------------------------------------------------------------------------
FIRST UNION SECURITIES, INC.

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT FIRST UNION SECURITIES, INC. IMMEDIATELY.

Marketing Memorandum - 9/15/00
NovaStar Home Equity Loan Asset Backed Certificates, Series 2000-2        Page 2
--------------------------------------------------------------------------------

                              TRANSACTION SUMMARY

SELLER/SERVICER:        NovaStar Mortgage, Inc. ("NovaStar")

TRANSFEROR:             NovaStar Mortgage Funding Corporation III

TRUSTEE:                The Chase Manhattan Bank

CERTIFICATE
ADMINISTRATOR:          First Union National Bank

DEPOSITOR:              Residential Asset Funding Corporation

UNDERWRITER:            First Union Securities, Inc.

CERTIFICATES OFFERED TO INVESTORS:

Securities                      Class A-1               Class M-1               Class M-2               Class M-3
----------                      ---------               ---------               ---------               ---------
Amount:                         $316,200,000            $6,800,000              $6,800,000              $4,420,000

Security Type:                  Floating-rate           Floating-rate           Floating-rate           Floating-rate

Index:                          One month LIBOR         One month LIBOR         One month LIBOR         One month LIBOR

Prepayment Assumptions (PPA):   27% CPR/23% HEP         27% CPR/23% HEP         27% CPR/23% HEP         27% CPR/23% HEP

Average Life to Call:           2.935 years             5.070 years             5.057 years             4.980 years
Average Life to Maturity:       3.195 years             5.445 years             5.295 years             5.004 years

Expected Call Date:             04/25/08                04/25/08                04/25/08                04/25/08
Expected Maturity Date:         12/25/16                08/25/11                07/25/10                11/25/08

Expected Coupon (subject to an
Available Funds Cap Rate):      One month LIBOR         One month LIBOR +       One month LIBOR +       One month LIBOR +
                                + TBD                   TBD                     TBD                     TBD

Stated Maturity Date:           January 25, 2031        January 25, 2031        January 25, 2031        January 25, 2031

Payment Date:                   25(th) of each month    25(th) of each month    25(th) of each month    25(th) of each month
Payment Delay:                  Zero                    Zero                    Zero                    Zero

Settlement Date                 September 28, 2000      September 28, 2000      September 28, 2000      September 28, 2000
Dated Date:                     September 28, 2000      September 28, 2000      September 28, 2000      September 28, 2000

Day Count:                      Actual/360              Actual/360              Actual/360              Actual/360
Days of Accrued Interest:       Zero                    Zero                    Zero                    Zero

First Principal Distribution:   October 25, 2000        October 25, 2003        October 25, 2003        October 25, 2003

Ratings (S&P/Moody's):          AAA/Aaa                 AA/Aa2                  A/A2                    BBB/Baa2

--------------------------------------------------------------------------------
FIRST UNION SECURITIES, INC.

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT FIRST UNION SECURITIES, INC. IMMEDIATELY.

Marketing Memorandum - 9/15/00
NovaStar Home Equity Loan Asset Backed Certificates, Series 2000-2        Page 3
--------------------------------------------------------------------------------

CLASS A CERTFICIATES:      Class A-1 Certificates

CLASS M CERTFICIATES:      Class M-1, Class M-2 and Class M-3 Certificates

OTHER CERTIFICATES:        In addition to the Class A-1, Class M-1, Class M-2
                           and Class M-3 Certificates (collectively, the
                           "Offered Certificates"), the Trust will also issue the Class AIO, Class O, Class P and the Residual
                           Certificates.

                           The Class P Certificates will be entitled to all prepayment penalties received in respect of the mortgage loans and such amounts will not be available for distribution to the holders of the Offered Certificates. The Class AIO Certificateholders will be entitled to receive the excess interest, which is the weighted average interest due on the mortgage loans less the Administrative Fees and the interest payable on the Offered Certificates. Class O is a subordinate class, and represents the Overcollateralization Amount.

CUT-OFF DATE:              September 1, 2000

EXP. PRICING DATE:         September 20, 2000

THE MORTGAGE LOAN POOL:    The mortgage pool will consist of conventional,
                           monthly payment, first lien mortgage loans with terms to maturity of not more than 30 years from the date of origination or modification. The mortgage pool will consist of both adjustable-rate mortgage loans
                           ("ARMs") and fixed-rate mortgage loans. The initial mortgage pool consists of approximately 84.49% ARMs and 15.51% fixed-rate mortgage loans (the "Initial
                           Mortgage Loans").

DISTRIBUTION DATE:         The 25(th) day of each month or if such 25(th) day is
                           not a business day, the next succeeding business day
                           (each a "Distribution Date"), commencing on October
                           25, 2000.

FINAL DISTRIBUTION DATE:   The final scheduled Distribution Date for all the
                           Certificates is January 25, 2031. It is anticipated that the actual final payment on each class will occur significantly earlier then the indicated date.

RECORD DATE:               For all the Offered Certificates, the Record Date is
                           the last business day prior to the Distribution Date, except that the Record Date for the first
                           Distribution Date is the Closing Date.

DUE PERIOD:                A Due Period with respect to any Distribution Date is
                           the period commencing on the second day of the month preceding the month in which such Distribution Date occurs and ending on the first day of the month in which such Distribution Date occurs.

PRE-FUNDING AMOUNT:        On the closing date the Trust will deposit
                           $151,276,685.83 into a pre-funding account which will be used from time to time on or before December 28, 2000, to acquire subsequent

--------------------------------------------------------------------------------
FIRST UNION SECURITIES, INC.

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT FIRST UNION SECURITIES, INC. IMMEDIATELY.

Marketing Memorandum - 9/15/00
NovaStar Home Equity Loan Asset Backed Certificates, Series 2000-2        Page 4
--------------------------------------------------------------------------------

                           mortgage loans.

                           To the extent that the Trust does not fully use amounts on deposit in the pre-funding account to purchase additional mortgage loans by December 28, 2000, the Trust will apply the remaining amounts as a prepayment of the principal of the Certificates on the Distribution Date on January 25, 2001. Although no assurance is possible, we do not anticipate that a material amount of principal will be prepaid on the Certificates from amounts in the pre-funding account.

ERISA: The Class A-1 Certificates may be purchased by plans after the pre-funding has been completed, provided that certain conditions are satisfied. A fiduciary of any ERISA plan that is considering a purchase of Certificates should, among other things, consult with experienced legal counsel in determining whether all required conditions for purchase have been satisfied.

                           The Class M Certificates may not be acquired by or on behalf of an ERISA plan except as described in the prospectus supplement. Each investor in a Class M Certificate purchased in book-entry form will be deemed to represent that it complies with the restrictions described under "Considerations for Benefit Plan Investors" in the prospectus supplement.

SMMEA: The Class A-1 and Class M-1 Certificates will constitute "mortgage related securities" for purposes of SMMEA, for so long as they are rated in at least the second highest rating category by one or more nationally recognized statistical rating agencies. Institutions whose investment activities are subject to legal investment laws and regulations or to review by certain regulatory authorities may be subject to restrictions on investment in the Certificates.

TAX STATUS:                The Trust will elect to be treated as one or more
                           Real Estate Mortgage Investment Conduits ("REMIC"s) for federal income tax purposes. The Offered
                           Certificates will be designated as "regular interests" in a REMIC. Certificateholders will include interest on the Certificates as income in accordance with an accrual method of accounting.

CLEAN-UP CALL:             The Servicer has a clean-up call which, if exercised,
                           would result in early redemption of the Certificates, on any Distribution Date after the aggregate principal balance of the mortgage loans has declined to 10% or less of the sum of the principal balance of the initial mortgage loans plus the principal balance of each subsequent mortgage loan acquired through the pre-funding feature. The first Distribution Date on which the clean-up call may be exercised is the "Clean-Up Call Date".

BOOK ENTRY FORMAT:         The Certificates will be issued, maintained and
                           transferred on the book-entry records of the Depository Trust Company. The Certificates will be offered in registered form, in minimum denominations of $25,000 and integral multiples of $1,000 in excess thereof.

EXPECTED PRICING SPEED:    With respect to the adjustable-rate mortgage loans,
                           the prepayment model assumes a constant CPR of 27%
                           (such model, a "prepayment assumption"). With respect to the fixed-rate mortgage loans, the prepayment model assumes a constant CPR of 2.3% in the first month of the life of the fixed-rate mortgage loans and an additional 2.3% per annum in each month thereafter until the tenth month. Beginning in the tenth month and in each month thereafter, the prepayment model assumes a CPR of 23% (such model, also a "prepayment assumption").

--------------------------------------------------------------------------------
FIRST UNION SECURITIES, INC.

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT FIRST UNION SECURITIES, INC. IMMEDIATELY.

Marketing Memorandum - 9/15/00
NovaStar Home Equity Loan Asset Backed Certificates, Series 2000-2        Page 5
--------------------------------------------------------------------------------
                                         STRUCTURE

THE TRUST:              The Certificates will be backed by the Trust estate
                        created by the pooling and servicing agreement, which consists primarily of the following:

                          The mortgage loans;

                          Collections in respect of principal and interest of the mortgage loans received after the Cut-off Date (other than payments due on or before the Cut-off
                          Date);

                          The amounts on deposit in the collection account, including the payment account in which amounts are deposited prior to payment to the Certificateholders, including net investment earnings;

                          Mortgage insurance policies and certain other insurance policies maintained by the mortgagors or by or on behalf of the Servicer or any sub-servicer;

                          An assignment of the seller's rights under the purchase agreement;

                          Amounts on deposit in the interest coverage account and the pre-funding account;

                          An assignment of the seller's rights under the converted loan purchase agreement; and

                          Proceeds, if any, from the interest rate cap agreements.

AVAILABLE FUNDS:        The Available Funds for each Distribution Date will
                        equal the amount received by the Trustee and available in the payment account on that Distribution Date. The
                        Available Funds will generally be equal to the sum of, net of Administrative Fees and amounts reimbursable to the Servicer, the following amounts:

                          The aggregate amount of scheduled payments on the mortgage loans due on the related Due Date and received on or prior to the related Determination Date,

                          Investment earnings on amounts in the payment account, plus miscellaneous fees and collections, including assumption fees and prepayment penalties, but excluding late fees,

                          Any unscheduled payments and receipts, including mortgagor prepayments on the mortgage loans, received during the related prepayment period and proceeds of repurchases, and adjustments in the case of substitutions and terminations, net liquidation proceeds, insurance proceeds, proceeds from any mortgage insurance policy and proceeds from the sale of converted mortgage loans,

                          All advances made for that Distribution Date. In addition, on the Distribution Date which follows the termination of the pre-funding period, Available Funds will include the remaining amount on deposit in the pre-funding account at that time. During the pre-funding period, Available Funds will also include the withdrawn amount from the interest coverage account, and

                          Amounts on deposit in the supplemental interest account, including amounts funded, from interest rate cap agreements, in accordance with the terms of the pooling and servicing agreement.

INTEREST:               On each Distribution Date, the holders of each class of
                        Certificates will be entitled to

--------------------------------------------------------------------------------
FIRST UNION SECURITIES, INC.

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT FIRST UNION SECURITIES, INC. IMMEDIATELY.

Marketing Memorandum - 9/15/00
NovaStar Home Equity Loan Asset Backed Certificates, Series 2000-2        Page 6
--------------------------------------------------------------------------------

                        receive an interest payment amount equal to interest accrued on the related Certificate principal balance immediately prior to such Distribution Date at the related pass-through rate for the related accrual period.

                        The pass-through rate for each class and Distribution Date is the lesser of (1) the formula rate for that class and Distribution Date and (2) the Available Funds Cap Rate for that Distribution Date.

                        The formula rate for each class is as follows:

                        Prior to the Rate Step Up Date
                        Class   Rate
                        A-1     LIBOR plus      %
                        M-1     LIBOR plus      %
                        M-2     LIBOR plus      %
                        M-3     LIBOR plus      %


                        On or after the Rate Step Up Date
                        Class   Rate
                        A-1     LIBOR plus      %
                        M-1     LIBOR plus      %
                        M-2     LIBOR plus      %
                        M-3     LIBOR plus      %

                        The "Rate Step Up Date" is the first Distribution Date to occur after the Clean-up Call Date. If the clean-up call is not exercised, the margin on the Class A-1 Certificates will increase to 2x the Class A-1 margin, and the margin on the Class M-1, M-2, and M-3 Certificates will increase to 1.5x their related margins.

AVAILABLE FUNDS CAP
RATE: The "available funds cap rate" for each Distribution Date is the percentage equivalent of a fraction, the numerator of which is equal to the Interest Remittance Formula Amount plus any Supplemental Interest Payment, less the Administrative Fees for that Distribution Date, and the denominator of which is equal to the product of
                        (1) the number of days in the current month divided by 360 and (2) the aggregate Certificate principal balance of the Offered Certificates immediately prior to that Distribution Date.

                        With respect to each Class and any Distribution Date, to the extent that the amount of interest paid to a class is reduced because the formula rate exceeds the Available Funds Cap Rate (such excess amount, the related "Available Funds Cap Carry-Forward Amount"), such amount will be carried forward and distributed to the holders of that Class, together with interest on that amount at the related formula rate applicable from time to time.

                        Interest on the Certificates will accrue during each accrual period. The accrual period is the period from the prior Distribution Date through and including the day preceding the related Distribution Date. In the case of the first Distribution Date, interest begins to accrue on the closing date. Interest will accrue on the basis of the actual number of days in the accrual period and a 360 day year.

--------------------------------------------------------------------------------
FIRST UNION SECURITIES, INC.

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT FIRST UNION SECURITIES, INC. IMMEDIATELY.

Marketing Memorandum - 9/15/00
NovaStar Home Equity Loan Asset Backed Certificates, Series 2000-2        Page 7
--------------------------------------------------------------------------------

ADMINISTRATIVE FEES:    Mortgage insurance fees, trustee fees and servicing
                        fees.

SERVICING FEE:          50 basis points per annum.

INTEREST REMITTANCE
AMOUNT: For any Distribution Date, that portion of the Available Funds for that Distribution Date allocable to interest.

INTEREST REMITTANCE
FORMULA AMOUNT:         For any Distribution Date, is an amount equal to (1) the
                        product of (x) 1/12 of the weighted average coupon rate of the mortgage loan pool as of the beginning of the prior due period and (y) the aggregate principal balances of the mortgage loans as of the beginning of the prior due period minus (2) the aggregate amount of Relief Act shortfalls and prepayment interest shortfalls for the prior period.

INTEREST ALLOCATION:    On each Distribution Date the Trustee will first
                        distribute the prepayment penalties collected during the prior prepayment period to the holders of the Class P
                        Certificates. After making that distribution, the trustee will apply that portion of the available funds which represents the Interest Remittance Amount for that Distribution Date, to the payment of any Administrative
                        Fees of the Trust which are due on that Distribution
                        Date, and will then apply the remaining Interest
                        Remittance Amount to the payment of interest then due on the Certificates in the following order of priority:

                        (i) First, to the holders of the Class AIO Certificates and the holders of the Class A-1 Certificates, the Class AIO Monthly Interest Distributable Amount and the Class A-1 Monthly Interest Distributable Amount; these payments are of equal priority to those two classes, and, in the event that the remaining Interest Remittance Formula Amount is insufficient to pay both classes the full amount due, the amount paid to the holders of each of these two classes will be a pro rata portion of the remaining Interest Remittance Formula Amount, with the allocation based on the relative proportions of the Class AIO Monthly Interest Distributable Amount and the Class A-1 Monthly Interest Distributable Amount;

                        (ii) Second, to the holders of the Class M-1 Certificates, the Monthly Interest Distributable Amount for Class M-1;

                        (iii) Third, to the holders of the Class M-2 Certificates, the Monthly Interest Distributable Amount for Class M-2;

                        (iv) Fourth, to the holders of the Class M-3 Certificates, the Monthly Interest Distributable Amount for Class M-3;

                        (v) Fifth, to the holders of each class of Offered Certificates, the Available Funds Cap Carry-Forward Amount for that class, such amount to be paid in the following order of priority:
                               Class A-1, Class M-1, Class M-2 and Class M-3;
                               and

                        (vi)   Sixth, to the holders of the Residual
                               Certificates, any remainder.

                        On any Distribution Date, any shortfalls resulting from the application of the Civil Relief Act and any prepayment interest shortfalls to the extent not covered by compensating

--------------------------------------------------------------------------------
FIRST UNION SECURITIES, INC.

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT FIRST UNION SECURITIES, INC. IMMEDIATELY.

Marketing Memorandum - 9/15/00
NovaStar Home Equity Loan Asset Backed Certificates, Series 2000-2        Page 8
--------------------------------------------------------------------------------

                        interest paid by the servicer will be applied to reduce the Monthly Interest Distributable Amounts with respect to the Class A-1, Class M-1, Class M-2, Class M-3 and Class AIO Certificates on a pro rata basis, based on the respective amounts of interest accrued on such Certificates for such Distribution Date. The holders of the Certificates will not be entitled to reimbursement for any such interest shortfalls.

MONTHLY INTEREST
DISTRIBUTABLE AMOUNT:   The Monthly Interest Distributable Amount on any
                        Distribution Date and for each class of Offered
                        Certificates equals the amount of interest accrued during the related accrual period at the related pass-through rate on the Certificate Principal Balance of such class immediately prior to such Distribution
                        Date plus the Unpaid Interest Shortfall Amount for that class and distribution date.

UNPAID INTEREST
SHORTFALL:              The Unpaid Interest Shortfall Amount means (i) for each
                        class of Offered Certificates (and the Class AIO
                        Certificates), and the first Distribution Date, zero, and (ii) with respect to each class of Offered
                        Certificates and any Distribution Date after the first
                        Distribution Date, the amount, if any, by which (a) the Monthly Interest Distributable Amount for such class for the immediately preceding Distribution Date exceeds (b) the aggregate amount distributed on such class in respect of interest pursuant to clause (a) of this definition on such preceding Distribution Date, plus interest on that amount to the extent permitted by law, at the pass-through rate for such class for the related accrual period.

SUPPLEMENTAL INTEREST
PAYMENTS:               The holders of the Offered Certificates may be entitled
                        to Supplemental Interest Payments. Supplemental Interest
                        Payments are amounts which will be paid to the holders of the Offered Certificates if their formula rate was limited by the Available Funds Cap Rate, but only to the limited extent that moneys are then in the supplemental interest account held by the Trustee.

                        The Trustee will deposit into the supplemental interest account (i) payments under certain Cap Agreements ("Cap Payments") and (ii) excess interest, if any, which results if some classes have formula rates which are below the Available Funds Cap Rate. Amounts on deposit in the supplemental interest account will also be used to fund the Available Funds Cap Carry-Forward Amounts. The Cap Agreements pay quarterly, have varying tenors through July 2003.

                        In each month in which Cap Payments are received, one-third of the amount received will be available to increase the Available Funds Cap Rate (and, as a second priority, to fund any Available Funds Cap Carry-Forward Amount) on each of the next three Distribution Dates. To the extent these moneys are not needed for a Distribution Date, they will be retained by the trustee and added to the one-third figure otherwise available on the next Distribution Date. If, however, these amounts have not been applied by the close of the third Distribution Date following receipt, they will be paid to the holders of the Class AIO Certificates.

PRINCIPAL:              On each Distribution Date, the Certificateholders are
                        scheduled to receive an amount of principal generally equal to the sum of:

                               The scheduled principal on the mortgage loans collected or advanced during the

--------------------------------------------------------------------------------
FIRST UNION SECURITIES, INC.

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT FIRST UNION SECURITIES, INC. IMMEDIATELY.

Marketing Memorandum - 9/15/00
NovaStar Home Equity Loan Asset Backed Certificates, Series 2000-2        Page 9
--------------------------------------------------------------------------------

                               prior period; and

                               Unscheduled principal on the mortgage loans collected during the prior prepayment period.

                        The Class M Certificates are unlikely to receive any principal payments until, at the earliest, the Distribution Date occurring on October 25, 2003.

                        The principal will be distributed to the Certificateholders of each class in accordance with a payment priority, which is designed to maintain a specified level of support below each class. This support consists of the Certificates that are more subordinated to that class, as well as the Overcollateralization, which is subordinated to all classes of the Offered Certificates.

PRINCIPAL ALLOCATION:   On each Distribution Date (a) prior to the Crossover
                        Date or (b) on which a Trigger Event is in effect, the holders of each class of Certificates shall be entitled to receive distributions in respect of principal to the extent of the Principal Distribution Amount in the following amounts and order of priority:

                        (i) First, to the holders of the Class A-1 Certificates, the entire amount of the Principal Distribution Amount, until the Certificate Principal Balance of the Class A-1 Certificates has been reduced to zero;

                        (ii) Second, to the holders of the Class M-1 Certificates, the entire amount of the Principal Distribution Amount until the Certificate Principal Balance of the Class M-1 Certificates has been reduced to zero;

                        (iii) Third, to the holders of Class M-2 Certificates, the entire amount of the Principal Distribution Amount until the Certificate Principal Balance of the Class M-2 Certificates has been reduced to zero;

                        (iv) Fourth, to the holders of the Class M-3 Certificates, the entire amount of the Principal Distribution Amount until the Certificate Principal Balance of the Class M-3 Certificates has been reduced to zero; and

                        (v)    Fifth, to the holders of the Class O
                               Certificates, any remainder.

                        On each Distribution Date (a) on or after the Crossover Date and (b) on which a Trigger Event is not in effect, the holders of each class of Certificates shall be entitled to receive distributions in respect of principal to the extent of the Principal Distribution Amount in the following amounts and order of priority:

                        (i) First, to the holders of the Class A-1 Certificates, the Class A-1 Principal Distribution Amount, until the Certificate Principal Balance of the A-1 Certificates has been reduced to zero;

                        (ii) Second, to the holders of the Class M-1 Certificates, the Class M-1 Principal Distribution Amount, until the Certificate Principal Balance of the Class M-1 Certificates has been reduced to zero;

                        (iii) Third, to the holders of the Class M-2 Certificates, the Class M-2 Principal Distribution Amount, until the Certificate Principal Balance of the Class M-2 Certificates has been reduced to zero;

                        (iv) Fourth, to the holders of the Class M-3 Certificates, the Class M-3 Principal

--------------------------------------------------------------------------------
FIRST UNION SECURITIES, INC.

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT FIRST UNION SECURITIES, INC. IMMEDIATELY.

Marketing Memorandum - 9/15/00
NovaStar Home Equity Loan Asset Backed Certificates, Series 2000-2       Page 10
--------------------------------------------------------------------------------

                               Distribution Amount, until the Certificate
                               Principal Balance of the Class M-3 Certificates has been reduced to zero; and

                        (v)    Fifth, to the holders of the Class O
                               Certificates, any remainder.

                        The allocation of principal with respect to the Class A-1 Certificates on each Distribution Date prior to the Crossover Date or on which a Trigger Event has occurred will have the effect of accelerating the amortization of the Class A-1 Certificates while, in the absence of realized losses, increasing the relative proportion of the Trust's assets represented by the Class M Certificates. Increasing the relative proportion of the Trust's assets in the Class M Certificates relative to that of the Class A-1 Certificates is intended to preserve the availability of the subordination provided by the Class M Certificates.

PRINCIPAL DISTRIBUTION
AMOUNT: The Principal Distribution Amount means with respect to any Distribution Date, the sum of (i) all scheduled payments of principal collected or advanced on the mortgage loans by the Servicer that were due during the related due period, (ii) the principal portion of all partial and full principal prepayments of the mortgage loans applied by the Servicer during such prepayment period, (iii) the principal portion of all related net liquidation proceeds and insurance proceeds received during such prepayment period, (iv) that portion of the purchase price, representing principal of any repurchased mortgage loan, deposited to the collection account during such prepayment period, (v) the principal portion of any related substitution adjustments deposited in the collection account during such prepayment period, (vi) in the case of the Distribution Date immediately following the end of the funding period, any amount remaining in the pre-funding account and not used by the Trustee to purchase subsequent mortgage loans and (vii) on the Distribution Date on which the Trust is to be terminated that portion of the termination price relating to principal.

CROSSOVER DATE:         The Crossover Date means the later to occur of (x) the
                        Distribution Date occurring in the 37(th) period and (y) the first Distribution Date on which the Credit
                        Enhancement Percentage for the Class A Certificates
                        (calculated for this purpose only after taking into account distributions of principal on the mortgage loans but prior to distribution of the Principal Distribution
                        Amount to the Certificates) is greater than or equal to 14%.

TRIGGER EVENT:          A Trigger Event is in effect with respect to any
                        Distribution Date if the three-month rolling average of mortgage loans delinquent 90 days or more exceeds 12% of the remaining pool balance.

CREDIT ENHANCEMENT:     The credit enhancement is provided by subordinated
                        classes, overcollateralization, and Mortgage Insurance.

                        SUBORDINATION

                        The rights of the holders of the Class M Certificates to receive distributions will be subordinated, to the extent described herein, to the rights of the holders of the Class A-1 Certificates.

--------------------------------------------------------------------------------
FIRST UNION SECURITIES, INC.

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT FIRST UNION SECURITIES, INC. IMMEDIATELY.

Marketing Memorandum - 9/15/00
NovaStar Home Equity Loan Asset Backed Certificates, Series 2000-2       Page 11
--------------------------------------------------------------------------------

                        In addition, the rights of the holders of Class M Certificates with higher numerical class designations will be subordinated to the rights of holders of Mezzanine Certificates with lower numerical class designations.

                        Subordination is intended to enhance the likelihood of regular distributions on the more senior Classes of Offered Certificates and to afford those Certificates protection against losses.

                        OVERCOLLATERALIZATION

                        The Trust will have an initial level of
                        overcollateralization (the "Overcollateralization
                        Amount") of approximately 1.7%, which is equal to $5,780,000. The overcollateralization is available for the benefit of all classes of Offered Certificates and is represented by the Class O Certificates.

                        MORTGAGE INSURANCE

                        NovaStar has acquired on behalf of the Trust loan-level mortgage insurance policies for approximately 97.64% of the Initial Mortgage Loans with an LTV in excess of 50%. Initial Mortgage Loans with an aggregate balance of $1,234,551.98 have an LTV less than or equal to 50% and are thus not insured by the mortgage insurance policies. The terms and conditions of the mortgage insurance policies are further discussed below.

ALLOCATION OF LOSSES:   Any realized losses on the mortgage loans will be
                        allocated first to the Overcollateralization Amount, which is represented by the Class O Certificates, second, to the Class M-3 Certificates, third, to the Class M-2 Certificates, and fourth, to the Class M-1
                        Certificates.

                        The Pooling and Servicing Agreement does not permit the allocation of realized losses to the Class A-1, Class AIO, or Class P Certificates. Investors in the Class A-1 Certificates should note that although realized losses cannot be allocated to the Class A-1 Certificates, under certain loss scenarios there will not be enough principal and interest on the mortgage loans to pay to the Class A-1 Certificates all interest and principal amounts to which they are then entitled.

                        Once realized losses have been allocated to the Mezzanine Certificates, such amounts with respect to such Certificates will no longer accrue interest nor will such amounts thereafter be reinstated.

                        Any allocation of a realized loss to a class of Certificates will be made by reducing that Class of Certificates' principal balance by the amount allocated to that class as of the Distribution Date in the month following the calendar month in which the realized loss was incurred.

MORTGAGE INSURANCE
POLICIES:               Approximately 97.01% of the Initial Mortgage Loans are
                        covered by mortgage insurance policies from PMI Mortgage
                        Insurance Co. (the "MI Insurer"). Approximately 0.65% of the Initial Mortgage Loans have an LTV less than or equal to 50%, and are therefore not covered by a mortgage insurance policy. The remainder of the Initial
                        Mortgage Loans will not be covered by a mortgage insurance policy notwithstanding a related LTV in excess of 50%. Each mortgage insurance policy insures losses on the Principal Balance of each such mortgage loan in an amount generally equal to, at the option of the MI
                        Insurer, either

                               The sum of (i) the Principal Balance of the mortgage loan, (ii) unpaid

--------------------------------------------------------------------------------
FIRST UNION SECURITIES, INC.

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT FIRST UNION SECURITIES, INC. IMMEDIATELY.

Marketing Memorandum - 9/15/00
NovaStar Home Equity Loan Asset Backed Certificates, Series 2000-2       Page 12
--------------------------------------------------------------------------------

                               accumulated interest due on the mortgage loan at the mortgage rate (for a maximum period of two years) and (iii) the amount of certain advances (such as hazard insurance, taxes, maintenance expenses and foreclosure costs) made by the Servicer, reduced by certain mitigating amounts collected with respect thereto (collectively, the "Loss Amount") in which case the MI Insurer would take title to the mortgaged property, or

                               An amount equal to the product of (i) the Loss Amount and (ii) the percentage of coverage (the "Coverage Percentage") specified in the mortgage insurance policy, in which case the issuer would retain title to (and the proceeds obtained in a foreclosure and sale of) the mortgaged property.

                        The minimum Coverage Percentage specified in each mortgage insurance policy will be different depending upon the original Loan-to-Value Ratio of the related mortgage loan (mortgage loans with higher Loan-to-Value Ratios will generally have a higher Coverage Percentage and mortgage loans with lower Loan-to-Value Ratios will generally have a lower Coverage Percentage). However, for each insured mortgage loan, the related Coverage Percentage will be a percentage sufficient to insure such mortgage loan to an effective Loan-to-Value Ratio of 50%. Each mortgage insurance policy will remain in place for the life of the related mortgage loan.

                        Claim payments, if any, under a mortgage insurance policy will be made to the Servicer, deposited in the Collection Account and treated in the same manner as a prepayment of the related mortgage loan. Premiums payable on the mortgage insurance policies (the "MI Premiums") will be paid monthly by the Servicer with funds withdrawn from the Collection Account with respect to the related mortgage loans.

CONVERSION FEATURE OF
ADJUSTABLE-RATE LOANS:  79.20% of the Initial Mortgage Loans are, at the
                        borrower's option, subject to conversion during a certain period into fixed-rate loans at a rate not to exceed 600 basis points over the FNMA rate for thirty-year fixed-rate loans only if certain conditions are met, for example, (a) the borrower has made timely payments on the loan during the twelve months immediately preceding the conversion date; (b) the borrower occupies the property; (c) the value of the property has not declined since the date of the original loan; and (d) the borrower meets the Servicer's property and credit standards.

REMOVAL OF CONVERTED
LOANS PURSUANT TO THE
CONVERSION FEATURE:     In the event of a conversion of a mortgage loan from an
                        adjustable-rate to a fixed-rate, NovaStar Capital, Inc., an affiliate of the Seller and Servicer, will be obligated to purchase the mortgage loan from the pool at the outstanding principal balance of the mortgage loan.
                        That is, the converted loans will be bought out of, and thus removed from, the pool after the conversion, causing an acceleration of principal distributions on the Certificates in accordance with their terms due to a prepayment of the pool. The purchase obligation of NovaStar Capital, Inc. will be fully guaranteed by NovaStar Finaial, Inc., a publicly-held company.

--------------------------------------------------------------------------------
FIRST UNION SECURITIES, INC.

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT FIRST UNION SECURITIES, INC. IMMEDIATELY.

Marketing Memorandum- 9/15/00
NovaStar Home Equity Loan Asset Backed Certificates, Series 2000-2      Page 13
-------------------------------------------------------------------------------
                        Weighted Average Life (WAL) and
                              Payment Windows Table

To Call (10%)
    PPA*              0%       50%       75%     100%      125%      150%
Class A1 Bond

WAL                 21.087     5.883     3.972     2.935     2.289     1.838
FIRST PAY          0/25/00  10/25/00  10/25/00  10/25/00  10/25/00  10/25/00
LAST PAY          10/25/29  08/25/15  01/25/11  04/25/08  08/25/06  06/25/05

Class M1 Bond
WAL                 27.079    10.074     6.792     5.070     4.198     3.763
FIRST PAY         02/25/24  08/25/05  12/25/03  10/25/03  11/25/03  01/25/04
LAST PAY          10/25/29  08/25/15  01/25/11  04/25/08  08/25/06  06/25/05

Class M2 Bond
WAL                 27.079    10.074     6.792     5.057     4.166     3.687
FIRST PAY         02/25/24  08/25/05  12/25/03  10/25/03  11/25/03  11/25/03
LAST PAY          10/25/29  08/25/15  01/25/11  04/25/08  08/25/06  06/25/05

Class M3 Bond
WAL                 27.050     9.966     6.684     4.980     4.078     3.596
FIRST PAY         02/25/24  08/25/05  12/25/03  10/25/03  10/25/03  10/25/03
LAST PAY          10/25/29  08/25/15  01/25/11  04/25/08  08/25/06  06/25/05

To Maturity
    PPA*              0%       50%       75%     100%      125%      150%
Class A1 Bond
WAL                 21.134     6.274     4.294     3.195     2.493     2.004
FIRST PAY         10/25/00  10/25/00  10/25/00  10/25/00  10/25/00  10/25/00
LAST PAY          11/25/30  02/25/28  03/25/22  12/25/16  01/25/14  06/25/11

Class M1 Bond
WAL                 27.163    10.644     7.287     5.445     4.486     3.998
FIRST PAY         02/25/24  08/25/05  12/25/03  10/25/03  11/25/03  01/25/04
LAST PAY          06/25/30  11/25/20  05/25/15  08/25/11  03/25/09  07/25/07

Class M2 Bond
WAL                 27.140    10.403     7.103     5.295     4.346     3.836
FIRST PAY         02/25/24  08/25/05  12/25/03  10/25/03  11/25/03  11/25/03
LAST PAY          04/25/30  02/25/19  01/25/14  07/25/10  05/25/08  11/25/06

Class M3 Bond
WAL                 27.058     9.987     6.714     5.004     4.095     3.611
FIRST PAY         02/25/24  08/25/05  12/25/03  10/25/03  10/25/03  10/25/03
LAST PAY          12/25/29  03/25/16  11/25/11  11/25/08  01/25/07  11/25/05

*100 Percent Prepayment Assumption (PPA) represents 27% CPR for the ARM collateral, and 2.3% CPR in month 1 of the life of a loan, increasing each month by 2.3% CPR until month 10 and remaining constant at 23% CPR thereafter for the fixed-rate collateral.

-------------------------------------------------------------------------------
FIRST UNION SECURITIES, INC.

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT FIRST UNION SECURITIES, INC. IMMEDIATELY.

Marketing Memorandum - 9/15/00
NovaStar Home Equity Loan Asset Backed Certificates, Series 2000-2      Page 14
-------------------------------------------------------------------------------
                    Summary of Interest Rate Cap Agreements

                           Notional     3 Month LIBOR                                     Maturity
Cap Counterparty            Amount       Strike Price      Quarterly Payment Dates         Dates
----------------         -----------   --------------    --------------------------      ----------
Credit Suisse First      $50 million        6.75%         Feb. 24, May 24, Aug. 24,      May 24, 2002
Boston                                                    Nov. 24

National Westminster     $50 million        6.75%         Jan. 24, April 24, July, 24,   July 24, 2002
                                                          Oct. 24

National Westminster     $25 million        6.75%         Jan. 24, April 24, July, 24,   July 24, 2003
                                                          Oct. 24


-------------------------------------------------------------------------------
FIRST UNION SECURITIES, INC.

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT FIRST UNION SECURITIES, INC. IMMEDIATELY.

Marketing Memorandum - 9/15/00
NovaStar Home Equity Loan Asset Backed Certificates, Series 2000-2       Page 15
--------------------------------------------------------------------------------

                            Available Funds Cap Rate

To Call @ 10%

Period         Date   AFC Rate      Period          Date    AFC Rate   Period         Date    AFC Rate
     0      9/28/00                     35       8/25/03      10.56%       70      7/25/06      10.91%
     1     10/25/00     10.24%          36       9/25/03      10.57%       71      8/25/06      10.55%
     2     11/25/00      8.92%          37      10/25/03      10.93%       72      9/25/06      10.55%
     3     12/25/00      9.22%          38      11/25/03      10.50%       73     10/25/06      10.90%
     4      1/25/01      8.93%          39      12/25/03      10.85%       74     11/25/06      10.55%
     5      2/25/01      8.93%          40       1/25/04      10.57%       75     12/25/06      10.90%
     6      3/25/01      9.89%          41       2/25/04      10.57%       76      1/25/07      10.55%
     7      4/25/01      8.94%          42       3/25/04      11.30%       77      2/25/07      10.55%
     8      5/25/01      9.25%          43       4/25/04      10.57%       78      3/25/07      11.69%
     9      6/25/01      8.95%          44       5/25/04      10.92%       79      4/25/07      10.57%
    10      7/25/01      9.26%          45       6/25/04      10.57%       80      5/25/07      10.93%
    11      8/25/01      8.96%          46       7/25/04      10.92%       81      6/25/07      10.59%
    12      9/25/01      8.97%          47       8/25/04      10.57%       82      7/25/07      10.95%
    13     10/25/01      9.27%          48       9/25/04      10.57%       83      8/25/07      10.61%
    14     11/25/01      8.98%          49      10/25/04      10.92%       84      9/25/07      10.62%
    15     12/25/01      9.28%          50      11/25/04      10.57%       85     10/25/07      10.98%
    16      1/25/02      8.99%          51      12/25/04      10.92%       86     11/25/07      10.64%
    17      2/25/02      9.00%          52       1/25/05      10.56%       87     12/25/07      11.01%
    18      3/25/02      9.97%          53       2/25/05      10.56%       88      1/25/08      10.66%
    19      4/25/02      9.01%          54       3/25/05      11.69%       89      2/25/08      10.68%
    20      5/25/02      9.32%          55       4/25/05      10.56%       90      3/25/08      11.43%
    21      6/25/02      9.02%          56       5/25/05      10.91%       91      4/25/08      10.70%
    22      7/25/02      9.33%          57       6/25/05      10.56%       92      5/25/08       0.00%
    23      8/25/02      9.75%          58       7/25/05      10.91%
    24      9/25/02      9.76%          59       8/25/05      10.56%
    25     10/25/02     10.09%          60       9/25/05      10.56%
    26     11/25/02      9.78%          61      10/25/05      10.91%
    27     12/25/02     10.11%          62      11/25/05      10.56%
    28      1/25/03     10.41%          63      12/25/05      10.91%
    29      2/25/03     10.41%          64       1/25/06      10.56%
    30      3/25/03     11.54%          65       2/25/06      10.56%
    31      4/25/03     10.43%          66       3/25/06      11.69%
    32      5/25/03     10.79%          67       4/25/06      10.56%
    33      6/25/03     10.45%          68       5/25/06      10.91%
    34      7/25/03     10.81%          69       6/25/06      10.56%

*Derived assuming indices remain constant at 6.62%, 6.66%, 6.78%, and 6.19% for 1 month LIBOR, 3 month LIBOR, 6 Month LIBOR, and One Year CMT, respectively, using 100% of the PPA, and assuming that the final pool has identical characteristics to the pool consisting of the Initial Mortgage loans.

--------------------------------------------------------------------------------
FIRST UNION SECURITIES, INC.

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT FIRST UNION SECURITIES, INC. IMMEDIATELY.

Marketing Memorandum - 9/15/00
NovaStar Home Equity Loan Asset Backed Certificates, Series 2000-2       Page 16
--------------------------------------------------------------------------------

         Available Funds Cap Rate-100 Basis Points Increase in Indices*

To Call @ 10%

Period         Date   AFC Rate      Period          Date    AFC Rate   Period         Date    AFC Rate
     0       9/28/00                    35       8/25/03      11.49%       70      7/25/06      11.72%
     1      10/25/00    10.44%          36       9/25/03      11.50%       71      8/25/06      11.34%
     2      11/25/00     9.27%          37      10/25/03      11.73%       72      9/25/06      11.34%
     3      12/25/00     9.57%          38      11/25/03      11.27%       73     10/25/06      11.72%
     4       1/25/01     9.28%          39      12/25/03      11.64%       74     11/25/06      11.34%
     5       2/25/01     9.29%          40       1/25/04      11.38%       75     12/25/06      11.71%
     6       3/25/01    10.27%          41       2/25/04      11.38%       76      1/25/07      11.34%
     7       4/25/01     9.32%          42       3/25/04      12.16%       77      2/25/07      11.33%
     8       5/25/01     9.64%          43       4/25/04      11.37%       78      3/25/07      12.56%
     9       6/25/01     9.35%          44       5/25/04      11.75%       79      4/25/07      11.35%
    10       7/25/01     9.67%          45       6/25/04      11.37%       80      5/25/07      11.74%
    11       8/25/01     9.38%          46       7/25/04      11.75%       81      6/25/07      11.37%
    12       9/25/01     9.40%          47       8/25/04      11.37%       82      7/25/07      11.76%
    13      10/25/01     9.72%          48       9/25/04      11.37%       83      8/25/07      11.39%
    14      11/25/01     9.44%          49      10/25/04      11.74%       84      9/25/07      11.40%
    15      12/25/01     9.75%          50      11/25/04      11.36%       85     10/25/07      11.79%
    16       1/25/02     9.47%          51      12/25/04      11.74%       86     11/25/07      11.42%
    17       2/25/02     9.49%          52       1/25/05      11.36%       87     12/25/07      11.82%
    18       3/25/02    10.48%          53       2/25/05      11.36%       88      1/25/08      11.45%
    19       4/25/02     9.53%          54       3/25/05      12.58%       89      2/25/08      11.46%
    20       5/25/02     9.85%          55       4/25/05      11.36%       90      3/25/08      12.27%
    21       6/25/02     9.57%          56       5/25/05      11.73%       91      4/25/08      11.49%
    22       7/25/02     9.90%          57       6/25/05      11.35%       92      5/25/08      11.89%
    23       8/25/02    10.48%          58       7/25/05      11.73%
    24       9/25/02    10.51%          59       8/25/05      11.35%
    25      10/25/02    10.62%          60       9/25/05      11.35%
    26      11/25/02    10.29%          61      10/25/05      11.73%
    27      12/25/02    10.64%          62      11/25/05      11.35%
    28       1/25/03    11.26%          63      12/25/05      11.72%
    29       2/25/03    11.27%          64       1/25/06      11.35%
    30       3/25/03    12.48%          65       2/25/06      11.35%
    31       4/25/03    11.30%          66       3/25/06      12.57%
    32       5/25/03    11.68%          67       4/25/06      11.35%
    33       6/25/03    11.33%          68       5/25/06      11.73%
    34       7/25/03    11.71%          69       6/25/06      11.35%

*Derived assuming indices increase 100 basis points to 7.62%, 7.66%, 7.78%, and 7.19% for 1 month LIBOR, 3 month LIBOR, 6 Month LIBOR, and One Year CMT, respectively, using 100% of the PPA, and assuming that the final pool has identical characteristics to the pool consisting of the Initial Mortgage loans.

--------------------------------------------------------------------------------
FIRST UNION SECURITIES, INC.

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT FIRST UNION SECURITIES, INC. IMMEDIATELY.

Marketing Memorandum - 9/15/00
NovaStar Home Equity Loan Asset Backed Certificates, Series 2000-2       Page 17
--------------------------------------------------------------------------------

                        TOTAL INITIAL MORTGAGE LOAN POOL

Number of Loans:                                                     1547

Percentage of Fixed-Rate Mortgage Loans (By number of loans)         19.26%
Percentage of Adjustable-Rate Mortgage Loans (By number of loans)    80.74%
Percentage of all Mortgage Loans (By number of loans)                100.00%

Aggregate Principal Balance                                          $188,723,314.17

Percentage of Fixed-Rate Mortgage Loans (By principal balance)       15.51%
Percentage of Adjustable-Rate Mortgage Loans (By principal balance)  84.49%
Percentage of all Loans (by number of loans)                         100.00%

Principal Balance as of the Cut-Off Date:
  Average:                                                           $121,993.09
  Range:                                                             $11,345.95 - $698,339.04

Coupon Rates:
  Weighted Average:                                                  10.581%
  Range:                                                             6.375% - 13.625%

Weighted Average Original Term to Maturity (months):                 339

Remaining Term to Maturity (months):
  Weighted Average:                                                  337
  Range:                                                             119 - 360

Loan-to-Value Ratio at Origination:
  Weighted Average:                                                  83.22%
  Range:                                                             8.57% - 97.00%

--------------------------------------------------------------------------------
FIRST UNION SECURITIES, INC.

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT FIRST UNION SECURITIES, INC. IMMEDIATELY.

Marketing Memorandum - 9/15/00
NovaStar Home Equity Loan Asset Backed Certificates, Series 2000-2       Page 18
--------------------------------------------------------------------------------

             GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES OF
                           ALL INITIAL MORTGAGE LOANS


                                                          Percentage of All Initial
                                                              Mortgage Loans by
                         Number of         Aggregate         Aggregate Principal
    Location          Mortgage Loans   Principal Balance           Balance
--------------------  --------------   -----------------  -------------------------
Alabama                      25         $ 2,724,479.77              1.44%
Alaska                        1             106,882.42              0.06
Arizona                      72           9,380,359.22              4.97
Arkansas                     11           1,127,360.73              0.60
California                  101          21,911,430.15             11.61
Colorado                     58           8,571,002.88              4.54
Connecticut                  12           1,897,291.74              1.01
District of Columbia          3             343,947.37              0.18
Florida                     221          23,949,794.28             12.69
Georgia                      26           3,352,329.19              1.78
Idaho                         5             494,156.25              0.26
Illinois                     23           2,992,558.50              1.59
Indiana                      40           3,432,158.80              1.82
Kansas                        2             216,121.17              0.11
Kentucky                     34           3,238,666.69              1.72
Louisiana                     5             517,594.37              0.27
Maine                         2             159,024.95              0.08
Maryland                     11           1,634,516.04              0.87
Massachusetts                26           4,551,446.07              2.41
Michigan                    176          18,205,889.14              9.65
Minnesota                    19           2,561,006.22              1.36
Mississippi                  34           2,679,362.89              1.42
Missouri                     43           3,850,463.38              2.04
Montana                       2              95,435.65              0.05
Nebraska                      5             380,976.12              0.20
Nevada                       78          11,201,647.67              5.94
New Hampshire                13           1,368,694.54              0.73
New Jersey                    5             382,900.00              0.20
New Mexico                    2             258,630.69              0.14
New York                      3             778,168.85              0.41
North Carolina               30           3,503,751.81              1.86
Ohio                        131          12,598,996.95              6.68
Oklahoma                     20           1,690,319.46              0.90
Oregon                       46           6,540,027.74              3.47
Pennsylvania                 37           3,462,859.62              1.83
Rhode Island                  8             802,310.10              0.43
South Carolina               18           2,083,837.49              1.10
Tennessee                    76           8,647,084.62              4.58
Texas                        33           4,207,070.13              2.23
Utah                          7             719,517.00              0.38
Virginia                     24           3,140,646.52              1.66

--------------------------------------------------------------------------------
FIRST UNION SECURITIES, INC.

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT FIRST UNION SECURITIES, INC. IMMEDIATELY.

Marketing Memorandum - 9/15/00
NovaStar Home Equity Loan Asset Backed Certificates, Series 2000-2       Page 19
--------------------------------------------------------------------------------


Washington                       52                         7,987,114.43              4.23
West Virginia                     3                           307,063.82              0.16
Wisconsin                         2                           493,268.74              0.26
Wyoming                           2                           175,150.00              0.09
                          ------------------           -----------------    -------------------------
    Totals                    1,547                      $188,723,314.17            100.00%
                          ==================           =================    =========================

           Types of Mortgage Properties of All Initial Mortgage Loans

                                                                            Percentage of All Initial
                                                                                 Mortgage Loans by
                              Number of                    Aggregate            Aggregate Principal
      Property Type        Mortgage Loans              Principal Balance             Balance
-----------------------   ------------------           -----------------    -------------------------
Condo Hi-Rise                    17                    $    2,000,697.03              1.06%
Condo Low-Rise                   67                         6,126,367.74              3.25
Manufactured                     45                         3,918,567.25              2.08
Multi-Unit                       63                         8,819,078.69              4.67
Pud                             138                        22,127,906.80             11.73
Single Family Residence       1,217                       145,730,696.66             77.22
                          ------------------           -----------------    -------------------------
    Total                     1,547                    $  188,723,314.17            100.00%
                          ==================           =================    =========================


                 Use of Proceeds of All Initial Mortgage Loans

                                                                            Percentage of All Initial
                                                                                 Mortgage Loans by
                              Number of                    Aggregate            Aggregate Principal
   Use of Proceeds         Mortgage Loans              Principal Balance             Balance
-----------------------   ------------------           -----------------    -------------------------
Refinance (cash out)            623                    $   73,873,022.63             39.14%
Purchase                        746                        94,731,707.62             50.20
Refinance (rate term)           175                        19,833,859.76             10.51
Construction                      3                           284,724.16              0.15
                          ------------------           -----------------    -------------------------
    Total                     1,547                    $  188,723,314.17            100.00%
                          ==================           =================    =========================



--------------------------------------------------------------------------------
FIRST UNION SECURITIES, INC.

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT FIRST UNION SECURITIES, INC. IMMEDIATELY.

Marketing Memorandum - 9/15/00
NovaStar Home Equity Loan Asset Backed Certificates, Series 2000-2       Page 20
--------------------------------------------------------------------------------

    Occupancy Type of the Mortgaged Properties of All Initial Mortgage Loans


                                                                                 Percentage of All Initial
                                                                                      Mortgage Loans by
                                   Number of                    Aggregate            Aggregate Principal
   Occupancy Type               Mortgage Loans              Principal Balance             Balance
-----------------------        ------------------           -----------------    -------------------------
Investment Non-Owner Occupied         94                    $  9,133,219.32               4.84%
Investment Owner Occupied              4                         390,883.88               0.21
Primary                            1,413                     175,442,180.98              92.96
Second Home                           36                       3,757,029.99               1.99
                               ------------------           -----------------    -------------------------
    Total                          1,547                    $188,723,314.17             100.00%
                               ==================           =================    =========================


                Documentation Type of All Initial Mortgage Loans


                                                                            Percentage of All Initial
                                                                                 Mortgage Loans by
                              Number of                    Aggregate            Aggregate Principal
   Documentation           Mortgage Loans              Principal Balance             Balance
-----------------------   ------------------           -----------------    -------------------------
Full                          1,103                     $ 128,197,646.32             67.93%
Limited                          71                        10,641,233.96              5.64
Stated                          373                        49,884,433.89             26.43
                          ------------------           -----------------    -------------------------
    Total                     1,547                     $ 188,723,314.17            100.00%
                          ==================           =================    =========================



               Risk Classifications of All Initial Mortgage Loans




                                                                            Percentage of All Initial
                                                                                 Mortgage Loans by
                              Number of                    Aggregate            Aggregate Principal
 Risk Classification       Mortgage Loans              Principal Balance             Balance
-----------------------   ------------------           -----------------    -------------------------
A                               308                     $  35,679,012.05             18.91%
A-                              200                        22,835,837.02             12.10
AA                              464                        60,347,376.02             31.98
AAA                             226                        30,588,413.80             16.21
B                                97                        10,568,462.43              5.60
C                                25                         1,807,548.40              0.96
C-                                1                           105,788.99              0.06
FICO Enhanced                   226                        26,790,875.46             14.20
                          ------------------           -----------------    -------------------------
    Total                     1,547                     $ 188,723,314.17            100.00%
                          ==================           =================    =========================


--------------------------------------------------------------------------------
FIRST UNION SECURITIES, INC.

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT FIRST UNION SECURITIES, INC. IMMEDIATELY.

Marketing Memorandum - 9/15/00
NovaStar Home Equity Loan Asset Backed Certificates, Series 2000-2      Page 21
--------------------------------------------------------------------------------

                       Fixed-Rate Initial Mortgage Loans



Number of Fixed-Rate Mortgage Loans:                              298

Aggregate Principal Balance:                                      $29,279,848.44

Principal Balance as of the Cut-Off Date:
  Average:                                                        $98,524.52
  Range:                                                          $11,345.95-$472,255.05

Coupon Rates:
  Weighted Average:                                               10.976%
  Range:                                                          8.875%-13.375%

Weighted Average Original Term to Maturity (months):              226

Remaining Term to Maturity (months):
  Weighted Average:                                               226
  Range:                                                          119-360

Loan-to-Value Ratio at Origination:
  Weighted Average:                                               83.93%
  Range:                                                          8.571%-97.00%






--------------------------------------------------------------------------------
FIRST UNION SECURITIES, INC.

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT FIRST UNION SECURITIES, INC. IMMEDIATELY.

Marketing Memorandum - 9/15/00
NovaStar Home Equity Loan Asset Backed Certificates, Series 2000-2       Page 22
--------------------------------------------------------------------------------


                     Fixed-Rate Initial Mortgage Loan Types
                     --------------------------------------

                                                                                          Percentage of Fixed-Rate
                                                                                         Initial Mortgage Loans by
                               Number of Mortgage           Aggregate Principal              Aggregate Principal
   Loan Type                         Loans                         Balance                         Balance
--------------                 ------------------           -------------------         --------------------------
15 Year Balloon                       193                   $  19,887,418.30                     67.92%
10 Year Fixed-Rate                      1                          40,805.52                      0.14
15 Year Fixed-Rate                     21                       1,470,890.89                      5.02
20 Year Fixed-Rate                      6                         421,917.80                      1.44
25 Year Fixed-Rate                      2                         118,786.16                      0.41
30 Year Fixed-Rate                     75                       7,340,029.77                     25.07
                               ------------------           -------------------         --------------------------
     Total                            298                   $  29,279,848.44                    100.00%
                               ==================           ===================         ==========================

     Original Loan-to-Value Ratios of the Fixed-Rate Initial Mortgage Loans


                                                                                          Percentage of Fixed-Rate
                                                                                         Initial Mortgage Loans by
Range of Loan-to-Value         Number of Mortgage           Aggregate Principal              Aggregate Principal
Ratios at Origination (%)            Loans                         Balance                         Balance
-------------------------      ------------------           -------------------         --------------------------
 5.001 -  10.000                        1                   $      11,345.95                      0.04%
25.001 -  30.000                        1                          50,476.44                      0.17
35.001 -  40.000                        1                          48,000.00                      0.16
45.001 -  50.000                        2                          82,108.98                      0.28
50.001 -  55.000                        1                          57,354.78                      0.20
55.001 -  60.000                        3                         263,600.00                      0.90
60.001 -  65.000                       11                       1,142,459.87                      3.90
65.001 -  70.000                       13                       1,459,674.71                      4.99
70.001 -  75.000                       32                       2,861,771.02                      9.77
75.001 -  80.000                       51                       4,822,447.46                     16.47
80.001 -  85.000                       53                       5,147,724.00                     17.58
85.001 -  90.000                       63                       6,533,422.21                     22.31
90.001 -  95.000                       24                       2,589,157.40                      8.84
95.001 - 100.000                       42                       4,210,305.62                     14.38
                               ------------------           -------------------         --------------------------
     Total                            298                   $  29,279,848.44                    100.00%
                               ==================           ===================         ==========================



--------------------------------------------------------------------------------
FIRST UNION SECURITIES, INC.

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT FIRST UNION SECURITIES, INC. IMMEDIATELY.

Marketing Memorandum - 9/15/00
NovaStar Home Equity Loan Asset Backed Certificates, Series 2000-2       Page 23
--------------------------------------------------------------------------------

            Mortgage Rates of the Fixed-Rate Initial Mortgage Loans

                                                                    Percentage of Fixed-Rate
                                                                    Initial Mortgage Loans by
Range of Mortgage Rates   Number of Mortgage   Aggregate Principal     Aggregate Principal
      (%)                       Loans                Balance                  Balance
-----------------------   ------------------   -------------------     -------------------
 8.501 -  9.000                    5            $   831,837.88                  2.84%
 9.001 -  9.500                   25              2,614,022.74                  8.93
 9.501 - 10.000                   53              6,240,689.74                 21.31
10.001 - 10.500                   29              2,849,763.36                  9.73
10.501 - 11.000                   50              4,137,255.95                 14.13
11.001 - 11.500                   29              2,717,425.58                  9.28
11.501 - 12.000                   28              2,622,856.69                  8.96
12.001 - 12.500                   36              3,569,244.15                 12.19
12.501 - 13.000                   34              3,004,009.68                 10.26
13.001 - 13.500                    9                692,742.67                  2.37
                           ------------------   -------------------     -------------------
         Total                   298            $29,279,848.44                100.00%
                           ==================   ===================     ===================

          Principal Balances of the Fixed-Rate Initial Mortgage Loans


                                                                    Percentage of Fixed-Rate
                                                                    Initial Mortgage Loans by
Range of Principal        Number of Mortgage   Aggregate Principal     Aggregate Principal
   Balances ($)                 Loans                Balance                  Balance
-----------------------   ------------------   -------------------     -------------------
      0.01 -  25,000.00           1             $    11,345.95                  0.04%
 25,000.01 -  50,000.00          45               1,998,884.47                  6.83
 50,000.01 -  75,000.00          79               4,874,744.71                 16.65
 75,000.01 - 100,000.00          60               5,261,690.18                 17.97
100,000.01 - 125,000.00          46               5,039,608.62                 17.21
125,000.01 - 150,000.00          31               4,259,516.94                 14.55
150,000.01 - 175,000.00          15               2,408,894.54                  8.23
175,000.01 - 200,000.00           7               1,280,399.38                  4.37
200,000.01 - 225,000.00           3                 654,029.95                  2.23
225,000.01 - 250,000.00           4                 944,268.63                  3.22
250,000.01 - 275,000.00           1                 259,978.65                  0.89
275,000.01 - 300,000.00           1                 279,624.49                  0.96
300,000.01 - 325,000.00           1                 315,000.00                  1.08
375,000.01 - 400,000.00           2                 766,606.88                  2.62
450,000.01 - 475,000.00           2                 925,255.05                  3.16
                           ------------------   -------------------     -------------------
             Total              298             $29,279,848.44                100.00%
                           ==================   ===================     ===================

--------------------------------------------------------------------------------
FIRST UNION SECURITIES, INC.

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT FIRST UNION SECURITIES, INC. IMMEDIATELY.

Marketing Memorandum - 9/15/00
NovaStar Home Equity Loan Asset Backed Certificates, Series 2000-2       Page 24
--------------------------------------------------------------------------------

      Remaining Terms to Maturity of the Fixed-Rate Initial Mortgage Loans

                                                                     Percentage of Fixed-Rate
                                                                     Initial Mortgage Loans by
                          Number of Mortgage   Aggregate Principal     Aggregate Principal
Remaining Term (months)          Loans               Balance                 Balance
----------------------    ------------------   -------------------   -------------------------
116 - 120                           1            $    40,805.52                0.14%
156 - 160                           1                 11,345.95                0.04
176 - 180                         213             21,346,963.24               72.91
236 - 240                           6                421,917.80                1.44
296 - 300                           2                118,786.16                0.41
356 - 360                          75              7,340,029.77               25.07
                          ------------------   -------------------   -------------------------
Total                             298            $29,279,848.44              100.00%
                          ==================   ===================   =========================

--------------------------------------------------------------------------------
FIRST UNION SECURITIES, INC.

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT FIRST UNION SECURITIES, INC. IMMEDIATELY.

Marketing Memorandum - 9/15/00
NovaStar Home Equity Loan Asset Backed Certificates, Series 2000-2       Page 25
--------------------------------------------------------------------------------

                     ADJUSTABLE-RATE INITIAL MORTGAGE LOANS


Number of Adjustable-Rate Mortgage Loans:                            1,249

Aggregate Principal Balance:                                         $159,443,465.73

Principal Balance as of the Cut-Off Date:
  Average:                                                           $127,656.90
  Range:                                                             $35,317.16 - $698,339.04

Coupon Rates:
  Weighted Average:                                                  10.509%
  Range:                                                             6.375% - 13.625%

Gross Margin:
  Weighted Average:                                                  5.576%
  Range:                                                             2.750% - 8.500%

Periodic Caps:
  Weighted Average:                                                  1.016%
  Range:                                                             1.000% - 2.000%

Lifetime Caps:
  Weighted Average:                                                  17.483%%
  Range:                                                             12.125% - 19.990%

Weighted Average Original Term to Maturity (months):                 360

Remaining Term to Maturity (months):
  Weighted Average:                                                  358
  Range:                                                             287 - 360

Loan-to-Value Ratio at Origination:
  Weighted Average:                                                  83.08%
  Range:                                                             22.46% - 95.00%


--------------------------------------------------------------------------------
FIRST UNION SECURITIES, INC.

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT FIRST UNION SECURITIES, INC. IMMEDIATELY.

Marketing Memorandum - 9/15/00
NovaStar Home Equity Loan Asset Backed Certificates, Series 2000-2       Page 26
--------------------------------------------------------------------------------

                  ADJUSTABLE-RATE INITIAL MORTGAGE LOAN TYPES

                                                               Percentage of Adjustable-
                                                                 Rate Initial Mortgage
                     Number of Mortgage   Aggregate Principal     Loans by Aggregate
    Loan Type               Loans               Balance             Principal Balance
------------------   ------------------   -------------------  -------------------------
1.75/28.25                      1          $    127,313.57                0.08%
10YR 1 YEAR - CMT               1                84,538.06                0.05
2/28                        1,076           139,975,804.50               87.79
3/27                          150            17,018,516.87               10.67
5YR 1 YEAR - CMT               20             2,124,748.25                1.33
7YR 1 YEAR - CMT                1               112,544.48                0.07
                     ------------------   -------------------  -------------------------
     Total                  1,249          $159,443,465.73              100.00%
                     ==================   ===================  =========================

  ORIGINAL LOAN-TO-VALUE RATIOS OF THE ADJUSTABLE-RATE INITIAL MORTGAGE LOANS

                                                                      Percentage of Adjustable-
                                                                        Rate Initial Mortgage
Range of Loan-to-Value      Number of Mortgage   Aggregate Principal     Loans by Aggregate
Ratios at Origination (%)         Loans               Balance             Principal Balance
-------------------------   ------------------   -------------------  -------------------------
20.001 - 25.000                       1           $    107,950.23              0.07%
30.001 - 35.000                       2                167,634.97              0.11
40.001 - 45.000                       4                423,235.08              0.27
45.001 - 50.000                       5                343,800.33              0.22
50.001 - 55.000                       8                618,163.65              0.39
55.001 - 60.000                      13              1,775,314.22              1.11
60.001 - 65.000                      34              4,292,253.98              2.69
65.001 - 70.000                      42              4,975,380.76              3.12
70.001 - 75.000                     129             17,122,435.56             10.74
75.001 - 80.000                     291             37,492,121.72             23.51
80.001 - 85.000                     256             29,928,903.63             18.77
85.001 - 90.000                     341             46,504,169.21             29.17
90.001 - 95.000                     123             15,692,102.39              9.84
                            ------------------   -------------------  -------------------------
     Total                        1,249           $159,443,465.73           100.00%
                            ==================   ===================  =========================


--------------------------------------------------------------------------------
FIRST UNION SECURITIES, INC.

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT FIRST UNION SECURITIES, INC. IMMEDIATELY.

Marketing Memorandum - 9/15/00
NovaStar Home Equity Loan Asset Backed Certificates, Series 2000-2       Page 27
--------------------------------------------------------------------------------

        PRINCIPAL BALANCES OF THE ADJUSTABLE-RATE INITIAL MORTGAGE LOANS

                                                                           Percentage of Adjustable-
                                                                             Rate Initial Mortgage
  Range of Principal       Number of Mortgage     Aggregate Principal         Loans by Aggregate
      Balances ($)                Loans                 Balance                Principal Balance
-----------------------    ------------------     -------------------      -------------------------
  25,000.01 - 50,000.00            66              $  2,877,400.25                  1.80%
  50,000.01 - 75,000.00           261                16,448,325.57                 10.32
 75,000.01 - 100,000.00           247                21,569,205.44                 13.53
100,000.01 - 125,000.00           189                21,201,306.91                 13.30
125,000.01 - 150,000.00           166                22,653,025.13                 14.21
150,000.01 - 175,000.00            80                12,893,804.16                  8.09
175,000.01 - 200,000.00            74                13,828,947.77                  8.67
200,000.01 - 225,000.00            41                 8,668,329.23                  5.44
225,000.01 - 250,000.00            30                 7,070,096.91                  4.43
250,000.01 - 275,000.00            24                 6,318,802.19                  3.96
275,000.01 - 300,000.00            14                 4,048,239.93                  2.54
300,000.01 - 325,000.00            21                 6,570,981.24                  4.12
325,000.01 - 350,000.00            10                 3,419,269.44                  2.14
350,000.01 - 375,000.00             2                   717,960.80                  0.45
375,000.01 - 400,000.00             5                 1,950,199.19                  1.22
400,000.01 - 425,000.00             5                 2,085,083.40                  1.31
425,000.01 - 450,000.00             5                 2,192,577.92                  1.38
450,000.01 - 475,000.00             2                   927,956.81                  0.58
475,000.01 - 500,000.00             2                   989,328.93                  0.62
500,000.01 - 525,000.00             1                   511,467.09                  0.32
550,000.01 - 575,000.00             1                   555,065.68                  0.35
575,000.01 - 600,000.00             1                   597,752.70                  0.37
625,000.01 - 650,000.00             1                   650,000.00                  0.41
675,000.01 - 700,000.00             1                   698,339.04                  0.44
                           ---------------        -----------------          -----------------
     Total                      1,249              $159,443,465.73                100.00%
                           ===============        =================          =================


   REMAINING TERMS TO MATURITY OF THE ADJUSTABLE-RATE INITIAL MORTGAGE LOANS

                                                                           Percentage of Adjustable-
                                                                             Rate Initial Mortgage
                           Number of Mortgage     Aggregate Principal         Loans by Aggregate
Remaining Term (months)           Loans                 Balance                Principal Balance
-----------------------    ------------------     -------------------      -------------------------
286 - 290                             2             $    140,854.43                   0.09%
291 - 295                             1                  189,913.49                   0.12
306 - 310                             1                  112,544.48                   0.07
316 - 320                             2                  229,223.16                   0.14
321 - 325                            11                  934,028.44                   0.59
326 - 330                             9                1,259,945.45                   0.79
331 - 335                             2                  213,990.77                   0.13
336 - 340                             1                   56,347.44                   0.04
351 - 355                           101               14,838,115.52                   9.31
356 - 360                         1,119              141,468,502.55                  88.73
                                ---------         -------------------             ----------
     Total                        1,249             $159,443,465.73                 100.00%
                                =========         ===================             ==========


--------------------------------------------------------------------------------
FIRST UNION SECURITIES, INC.

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT FIRST UNION SECURITIES, INC. IMMEDIATELY.

Marketing Memorandum - 9/15/00
NovaStar Home Equity Loan Asset Backed Certificates, Series 2000-2       Page 28
--------------------------------------------------------------------------------

    ORIGINAL TERMS TO MATURITY OF THE ADJUSTABLE-RATE INITIAL MORTGAGE LOANS

                                                                           Percentage of Adjustable-
                                                                             Rate Initial Mortgage
                           Number of Mortgage     Aggregate Principal         Loans by Aggregate
 Original Term (months)           Loans                 Balance                Principal Balance
-----------------------    ------------------     -------------------      -------------------------
360                              1,249              $159,443,465.73                 100.00%
                           ------------------     -------------------      -------------------------
     Total                       1,249              $159,443,465.73                 100.00%
                           ==================     ===================      =========================


     CURRENT MORTGAGE RATES FOR THE ADJUSTABLE-RATE INITIAL MORTGAGE LOANS

                                                                           Percentage of Adjustable-
                                                                             Rate Initial Mortgage
Range of Mortgage Rates    Number of Mortgage     Aggregate Principal         Loans by Aggregate
          %                       Loans                 Balance                Principal Balance
-----------------------    ------------------     -------------------      -------------------------

 6.001 -  6.500                       2             $    334,172.25                   0.21%
 6.501 -  7.000                       2                  235,745.46                   0.15
 7.001 -  7.500                       1                  219,340.77                   0.14
 7.501 -  8.000                       2                  149,816.51                   0.09
 8.001 -  8.500                      18                2,035,289.04                   1.28
 8.501 -  9.000                      51                6,563,196.58                   4.12
 9.001 -  9.500                      91               14,163,786.57                   8.88
 9.501 - 10.000                     210               29,662,644.16                  18.60
10.001 - 10.500                     244               30,083,240.85                  18.87
10.501 - 11.000                     288               36,543,030.69                  22.92
11.001 - 11.500                     166               18,952,782.71                  11.89
11.501 - 12.000                     127               15,430,944.96                   9.68
12.001 - 12.500                      35                3,962,881.31                   2.49
12.501 - 13.000                      11                  964,564.19                   0.60
13.501 - 14.000                       1                  142,029.68                   0.09
                           ------------------     -------------------      -------------------------
     Total                        1,249             $159,443,465.73                 100.00%
                           ==================     ===================      =========================


    INITIAL PERIODIC RATE CAP FOR THE ADJUSTABLE-RATE INITIAL MORTGAGE LOANS

                                                                            Percentage of Adjustable-
                                                                              Rate Initial Mortgage
 Initial Periodic Rate     Number of Mortgage     Aggregate Principal          Loans by Aggregate
        Cap (%)                    Loans                 Balance                Principal Balance
-----------------------    ------------------     -------------------      -------------------------
1.000                                  1            $    135,394.72                   0.08%
2.000                                 22               2,321,830.79                   1.46
3.000                              1,226             156,986,240.22                  98.46
                           ------------------     -------------------      -------------------------
     Total                         1,249            $159,443,465.73                 100.00%
                           ==================     ===================      =========================


--------------------------------------------------------------------------------
FIRST UNION SECURITIES, INC.

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT FIRST UNION SECURITIES, INC. IMMEDIATELY.

Marketing Memorandum - 9/15/00
NovaStar Home Equity Loan Asset Backed Certificates, Series 2000-2       Page 29
--------------------------------------------------------------------------------

               Periodic Rate Cap for the Adjustable-Rate Initial Mortgage Loans

                                                                                         Percentage of
                                                                                    Adjustable-Rate Initial
                                                                                       Mortgage Loans by
                              Number of                    Aggregate                  Aggregate Principal
 Periodic Rate Cap(%)       Mortgage Loans             Principal Balance                    Balance
-----------------------   ------------------           -----------------     -------------------------------------
1.000                         1,225                     $ 156,886,279.33                   98.40%
2.000                            24                         2,557,186.40                    1.60
                          ------------------           -----------------    --------------------------------------
     Total                    1,249                     $ 159,443,465.73                  100.00%
                          ==================           =================    ======================================


         Maximum Mortgage Rates for the Adjustable-Rate Mortgage Loans


                                                                                         Percentage of
                                                                                    Adjustable-Rate Initial
                                                                                       Mortgage Loans by
  Range of Maximum            Number of                    Aggregate                  Aggregate Principal
       Rates(%)            Mortgage Loans             Principal Balance                     Balance
-----------------------   ------------------           -----------------     -------------------------------------
12.001 - 12.500                   3                     $     446,716.73                    0.28%
12.501 - 13.000                   3                           369,430.84                    0.23
13.001 - 13.500                   1                            84,538.06                    0.05
14.001 - 14.500                   9                         1,050,705.21                    0.66
14.501 - 15.000                  11                         1,067,279.81                    0.67
15.001 - 15.500                   9                           997,949.78                    0.63
15.501 - 16.000                  43                         5,720,699.68                    3.59
16.001 - 16.500                  89                        14,046,891.05                    8.81
16.501 - 17.000                 211                        29,793,770.95                   18.69
17.001 - 17.500                 244                        30,069,756.70                   18.86
17.501 - 18.000                 289                        36,698,544.52                   23.02
18.001 - 18.500                 164                        18,738,791.94                   11.75
18.501 - 19.000                 127                        15,430,944.96                    9.68
19.001 - 19.500                  35                         3,962,881.31                    2.49
19.501 - 20.000                  11                           964,564.19                    0.60
                          ------------------           -----------------    --------------------------------------
     Total                    1,249                     $ 159,443,465.73                  100.00%
                          ==================           =================    ======================================

-------------------------------------------------------------------------------
FIRST UNION SECURITIES, INC.

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT FIRST UNION SECURITIES, INC. IMMEDIATELY.

Marketing Memorandum - 9/15/00
NovaStar Home Equity Loan Asset Backed Certificates, Series 2000-2      Page 30
-------------------------------------------------------------------------------

          Gross Margins of the Adjustable-Rate Initial Mortgage Loans


                                                                                        Percentage of
                                                                                    Adjustable-Rate Initial
                                                                                       Mortgage Loans by
  Range of Gross             Number of                    Aggregate                   Aggregate Principal
      Margins(%)            Mortgage Loans             Principal Balance                    Balance
-----------------------   ------------------           -----------------     -------------------------------------
2.501 - 3.000                     5                     $     731,824.78                   0.46%
3.001 - 3.500                     4                           387,022.65                   0.24
3.501 - 4.000                    18                         1,669,831.93                   1.05
4.001 - 4.500                    39                         5,681,557.41                   3.56
4.501 - 5.000                   154                        21,812,750.13                  13.68
5.001 - 5.500                   325                        42,614,056.21                  26.73
5.501 - 6.000                   415                        51,735,900.36                  32.45
6.001 - 6.500                   245                        29,662,055.39                  18.60
6.501 - 7.000                    40                         4,789,345.27                   3.00
7.001 - 7.500                     3                           302,774.16                   0.19
8.001 - 8.500                     1                            56,347.44                   0.04
                          ------------------           -----------------    --------------------------------------
        Total                 1,249                     $ 159,443,465.73                 100.00%
                          ==================           =================    ======================================

-------------------------------------------------------------------------------
FIRST UNION SECURITIES, INC.

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT FIRST UNION SECURITIES, INC. IMMEDIATELY.

Marketing Memorandum - 9/15/00
NovaStar Home Equity Loan Asset Backed Certificates, Series 2000-2      Page 31
-------------------------------------------------------------------------------

        All Non-Insured Initial Mortgage Loans with LTV in excess of 50%

Number of Loans:                                                 32

Percentage of Fixed-Rate Mortgage Loans (By number of loans)     6.25%

Percentage of Adjustable-Rate Mortgage Loans
(By number of loans)                                             93.75%

Percentage of all Mortgage Loans (By number of loans)            100.00%

Aggregate Principal Balance                                      $4,424,091.96

Percentage of Fixed-Rate Mortgage Loans (By principal balance)   2.24%

Percentage of Adjustable-Rate Mortgage Loans
(By principal balance)                                           97.76%

Percentage of all Mortgage Loans (by number of loans)            100.00%

Principal Balance as of the Cut-Off Date:
   Average:                                                      $138,252.87
   Range:                                                        $35,137.16 - $698,339.04

Coupon Rates:
   Weighted Average:                                             9.095%
   Range:                                                        6.375% - 13.625%

Weighted Average Original Term to Maturity (months):             356

Remaining Term to Maturity (months):
   Weighted Average:                                             329
   Range:                                                        177 - 360

Loan-to-Value Ratio at Origination:
   Weighted Average:                                             75.46%
   Range:                                                        50.44% - 95.00%



-------------------------------------------------------------------------------
FIRST UNION SECURITIES, INC.

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT FIRST UNION SECURITIES, INC. IMMEDIATELY.

NOVASTAR 2000-2

CLASS M-1 CASH FLOWS @ LIBOR + 320 BPS
ASSUMED M1 SPREAD IS 1 ML + 75 BPS

BREAK EVEN ANALYSIS

                                                                   Carryover     Total       Actual         Expected
Period     Date          Balance      Principal     Interest       Interest      Interest    Coupon    Coupon (1 ML+ 75bps)
------   --------        -------      ---------     --------       --------     ---------    ------    --------------------
   0      9/28/00     6,800,000.00          0               0
   1     10/25/00     6,800,000.00          0       53,907.00                   53,907.00    10.57%           10.57
   2     11/25/00     6,800,000.00          0       59,133.58          0.00     59,133.58    10.10%           10.57
   3     12/25/00     6,800,000.00          0       59,014.31       882.354     59,896.67    10.57%           10.57
   4      1/25/01     6,800,000.00          0       59,353.30      2,539.92     61,893.22    10.57%           10.57
   5      2/25/01     6,800,000.00          0       59,554.20      2,339.02     61,893.22    10.57%           10.57
   6      3/25/01     6,800,000.00          0       55,903.56                   55,903.56    10.57%           10.57
   7      4/25/01     6,800,000.00          0       59,976.33      1,916.90     61,893.22    10.57%           10.57
   8      5/25/01     6,800,000.00          0       59,896.67                   59,896.67    10.57%           10.57
   9      6/25/01     6,800,000.00          0       60,428.84      1,464.38     61,893.22    10.57%           10.57
  10      7/25/01     6,800,000.00          0       59,896.67                   59,896.67    10.57%           10.57
  11      8/25/01     6,800,000.00          0       60,918.48       974.739     61,893.22    10.57%           10.57
  12      9/25/01     6,800,000.00          0       61,172.99       720.237     61,893.22    10.57%           10.57
  13     10/25/01     6,800,000.00          0       59,896.67                   59,896.67    10.57%           10.57
  14     11/25/01     6,800,000.00          0       61,707.45       185.776     61,893.22    10.57%           10.57
  15     12/25/01     6,800,000.00          0       59,896.67                   59,896.67    10.57%           10.57
  16      1/25/02     6,800,000.00          0       61,893.22                   61,893.22    10.57%           10.57
  17      2/25/02     6,800,000.00          0       61,893.22                   61,893.22    10.57%           10.57
  18      3/25/02     6,800,000.00          0       55,903.56                   55,903.56    10.57%           10.57
  19      4/25/02     6,800,000.00          0       61,893.22                   61,893.22    10.57%           10.57
  20      5/25/02     6,800,000.00          0       59,896.67                   59,896.67    10.57%           10.57
  21      6/25/02     6,800,000.00          0       61,893.22                   61,893.22    10.57%           10.57
  22      7/25/02     6,800,000.00          0       59,896.67                   59,896.67    10.57%           10.57
  23      8/25/02     6,800,000.00          0       61,893.22                   61,893.22    10.57%           10.57
  24      9/25/02     6,800,000.00          0       61,893.22                   61,893.22    10.57%           10.57
  25     10/25/02     6,800,000.00          0       59,896.67                   59,896.67    10.57%           10.57
  26     11/25/02     6,800,000.00          0       61,893.22                   61,893.22    10.57%           10.57
  27     12/25/02     6,800,000.00          0       59,896.67                   59,896.67    10.57%           10.57
  28      1/25/03     6,800,000.00          0       61,893.22                   61,893.22    10.57%           10.57
  29      2/25/03     6,800,000.00          0       61,893.22                   61,893.22    10.57%           10.57

  30      3/25/03     6,800,000.00               0       55,903.56                   55,903.56    10.57%           10.57
  31      4/25/03     6,800,000.00               0       61,893.22                   61,893.22    10.57%           10.57
  32      5/25/03     6,800,000.00               0       59,896.67                   59,896.67    10.57%           10.57
  33      6/25/03     6,800,000.00               0       61,893.22                   61,893.22    10.57%           10.57
  34      7/25/03     6,800,000.00               0       59,896.67                   59,896.67    10.57%           10.57
  35      8/25/03     6,800,000.00               0       61,893.22                   61,893.22    10.57%           10.57
  36      9/25/03     6,800,000.00               0       61,893.22                   61,893.22    10.57%           10.57
  37     10/25/03     6,487,277.19      312,722.82       59,896.67                   59,896.67    10.57%           10.57
  38     11/25/03     5,354,607.22    1,132,669.97       59,046.84                   59,046.84    10.57%           10.57
  39     12/25/03     5,218,667.02      135,940.20       47,165.17                   47,165.17    10.57%           10.57
  40      1/25/04     5,086,299.45      132,367.57       47,500.02                   47,500.02    10.57%           10.57
  41      2/25/04     4,957,300.86      128,998.59       46,295.22                   46,295.22    10.57%           10.57
  42      3/25/04     4,831,568.17      125,732.68       42,210.04                   42,210.04    10.57%           10.57
  43      4/25/04     4,709,019.08      122,549.09       43,976.67                   43,976.67    10.57%           10.57
  44      5/25/04     4,589,572.47      119,446.61       41,478.61                   41,478.61    10.57%           10.57
  45      6/25/04     4,473,149.74      116,422.73       41,774.03                   41,774.03    10.57%           10.57
  46      7/25/04     4,359,687.76      113,461.98       39,400.99                   39,400.99    10.57%           10.57
  47      8/25/04     4,249,107.95      110,579.81       39,681.64                   39,681.64    10.57%           10.57
  48      9/25/04     4,141,328.16      107,779.79       38,675.14                   38,675.14    10.57%           10.57
  49     10/25/04     4,036,276.24      105,051.92       36,478.20                   36,478.20    10.57%           10.57
  50     11/25/04     3,933,883.10      102,393.14       36,737.96                   36,737.96    10.57%           10.57
  51     12/25/04     3,834,081.42       99,801.69       34,650.95                   34,650.95    10.57%           10.57
  52      1/25/05     3,736,813.37       97,268.04       34,897.60                   34,897.60    10.57%           10.57
  53      2/25/05     3,642,007.18       94,806.20       34,012.27                   34,012.27    10.57%           10.57
  54      3/25/05     3,549,600.16       92,407.02       29,941.35                   29,941.35    10.57%           10.57
  55      4/25/05     3,459,531.76       90,068.40       32,308.26                   32,308.26    10.57%           10.57
  56      5/25/05     3,371,742.59       87,789.18       30,472.71                   30,472.71    10.57%           10.57
  57      6/25/05     3,286,174.92       85,567.66       30,689.41                   30,689.41    10.57%           10.57
  58      7/25/05     3,202,772.79       83,402.13       28,945.72                   28,945.72    10.57%           10.57
  59      8/25/05     3,121,481.11       81,291.68       29,151.46                   29,151.46    10.57%           10.57
  60      9/25/05     3,042,246.67       79,234.44       28,411.55                   28,411.55    10.57%           10.57
  61     10/25/05     2,965,017.18       77,229.49       26,797.12                   26,797.12    10.57%           10.57
  62     11/25/05     2,889,741.91       75,275.28       26,987.42                   26,987.42    10.57%           10.57
  63     12/25/05     2,816,371.38       73,370.53       25,453.81                   25,453.81    10.57%           10.57
  64      1/25/06     2,744,861.01       71,510.37       25,634.46                   25,634.46    10.57%           10.57
  65      2/25/06     2,675,160.02       69,700.99       24,983.57                   24,983.57    10.57%           10.57
  66      3/25/06     2,607,222.63       67,937.39       21,992.79                   21,992.79    10.57%           10.57

  67      4/25/06     2,541,004.20       66,218.42       23,730.80                   23,730.80    10.57%           10.57
  68      5/25/06     2,476,461.25       64,542.95       22,382.01                   22,382.01    10.57%           10.57
  69      6/25/06     2,413,551.39       62,909.87       22,540.61                   22,540.61    10.57%           10.57
  70      7/25/06     2,352,233.28       61,318.11       21,259.37                   21,259.37    10.57%           10.57
  71      8/25/06     2,292,466.67       59,766.61       21,409.90                   21,409.90    10.57%           10.57
  72      9/25/06     2,234,212.31       58,254.36       20,865.90                   20,865.90    10.57%           10.57
  73     10/25/06     2,177,431.93       56,780.38       19,679.69                   19,679.69    10.57%           10.57
  74     11/25/06     2,122,088.26       55,343.68       19,818.86                   19,818.86    10.57%           10.57
  75     12/25/06     2,068,144.94       53,943.32       18,692.06                   18,692.06    10.57%           10.57
  76      1/25/07     2,015,568.64       52,576.30       18,824.14                   18,824.14    10.57%           10.57
  77      2/25/07     1,964,322.65       51,245.99       18,345.59                   18,345.59    10.57%           10.57
  78      3/25/07     1,914,373.33       49,949.32       16,148.92                   16,148.92    10.57%           10.57
  79      4/25/07     1,865,687.88       48,685.45       17,424.52                   17,424.52    10.57%           10.57
  80      5/25/07     1,818,234.35       47,453.53       16,433.60                   16,433.60    10.57%           10.57
  81      6/25/07     1,771,981.57       46,252.78       16,549.47                   16,549.47    10.57%           10.57
  82      7/25/07     1,726,899.19       45,082.38       15,608.20                   15,608.20    10.57%           10.57
  83      8/25/07     1,682,957.60       43,941.59       15,718.14                   15,718.14    10.57%           10.57
  84      9/25/07     1,640,127.97       42,829.63       15,318.19                   15,318.19    10.57%           10.57
  85     10/25/07     1,598,382.17       41,745.80       14,446.79                   14,446.79    10.57%           10.57
  86     11/25/07     1,557,692.81       40,689.36       14,548.39                   14,548.39    10.57%           10.57
  87     12/25/07     1,518,033.17       39,659.64       13,720.68                   13,720.68    10.57%           10.57
  88      1/25/08     1,479,377.60       38,655.56       13,817.05                   13,817.05    10.57%           10.57
  89      2/25/08     1,441,700.34       37,677.27       13,465.21                   13,465.21    10.57%           10.57
  90      3/25/08     1,404,976.63       36,723.71       12,275.68                   12,275.68    10.57%           10.57
  91      4/25/08     1,369,182.38       35,794.25       12,788.02                   12,788.02    10.57%           10.57
  92      5/25/08                     1,369,182.38       12,060.22                   12,060.22    10.57%           10.57
  93      6/25/08
  94      7/25/08
  95      8/25/08